UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A
(RULE 14a-101)

SCHEDULE 14A INFORMATION

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PUTNAM GLOBAL EQUITY FUND

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We Need Your Vote

Please vote today on a matter affecting your investment in Putnam Global Equity Fund.

Your prompt response to this proxy statement is important.

Voting now can help save costs.

A message from Putnam Investments and the Trustees of the Putnam Funds

Putnam Global Equity Fund

A few minutes of your time now can help save time and expenses later.

Dear Fellow Shareholder:

We are asking for your vote on important matters affecting your investment in Putnam Global Equity Fund. This fund will hold a shareholder meeting on March 18, 2021, solely by means of remote communications, to decide the proposals described below. We are asking you — and all shareholders — to consider and vote on these important matters.

You may vote conveniently by:

• Visiting the website listed on the proxy card.

• Calling by telephone, using the toll-free number listed on the proxy card.

• Mailing the enclosed proxy card — be sure to sign, date, and return the card in the enclosed postage-paid envelope.

Of course, you are also welcome to attend the meeting by means of remote communication and vote your shares at the shareholder meeting on March 18, 2021 on the following proposals:

Proposal 1: Approving a change to your fund’s sub-classification under the Investment Company Act of 1940 from “diversified” to “non-diversified.”

Shareholders of the fund are being asked to approve a change in the fund’s sub-classification under the Investment Company Act of 1940, as amended, from “diversified” to “non-diversified.” As a non-diversified fund, your fund would have greater flexibility to invest more of its assets in the securities of fewer issuers than it currently does as a diversified fund. The fund would be exposed to non-diversification risk, as its ability to invest more of its assets in the securities of fewer issuers would increase its vulnerability to factors affecting a single investment. If shareholders approve this change, the fund’s fundamental investment policies regarding diversification of investments will be changed to reflect that the fund is non-diversified. This proposal is contingent on the approval of Proposal 2.

We recommend you vote to approve your fund becoming a non-diversified fund.

Proposal 2: Approving a new management contract that will change your fund’s performance index.

Your fund’s management contract includes performance fees, which means that the management fees the fund pays reflect the strength or weakness of the fund’s performance compared to the returns of a performance index. Your fund’s management fees decline if the fund underperforms the performance index and rise if the fund outperforms. The proposed new management contract for this fund will use a new performance index. This proposal is contingent on the approval of Proposal 1.

We recommend you vote for the new management contract.

These proposals are being made in connection with repositioning your fund as Putnam Focused International Equity Fund. If Proposals 1 and 2 are both approved, then:

• The fund will change from a “diversified” to a “non-diversified” fund. As a non-diversified fund, the fund will have flexibility (and will be expected) to concentrate its investments in a limited number of issuers.

• The fund’s performance index used to calculate the fund’s performance fee will change from the MSCI World Index (ND) (which includes exposure to the United States and other developed markets but excludes exposure to emerging markets) to the MSCI ACWI ex USA Index (ND) (which excludes exposure to the United States but includes exposure to other developed markets and certain emerging markets). The MSCI ACWI ex USA Index (ND) also will replace the MSCI World Index (ND) as the fund’s benchmark for purposes of performance presentations.

• The fund’s name will change to “Putnam Focused International Equity Fund.”

• The fund will be repositioned from a “global” fund with significant U.S. exposure and little or no emerging market exposure to an “international” fund with little or no U.S. exposure and significant emerging market exposure. The fund also will no longer focus its investments in large- and mid-capitalization companies and instead will invest across all market capitalizations (including in small-capitalization companies). The fund’s principal investment strategies will change accordingly.

Shareholder approval is not required for the changes to the fund’s name and investment strategies. However, these changes will not occur if Proposals 1 and 2 are not approved. If shareholders approve Proposals 1 and 2 at the meeting on March 18, 2021, then all of these changes are expected to become effective on April 1, 2021 (or, if shareholder approval is obtained after April 1, 2021, the first day of the month following shareholder approval).

The enclosed proxy statement contains detailed information regarding the proposals, including information about the repositioning of your fund as Putnam Focused International Equity Fund.

Please vote today.

We encourage you to sign and return your proxy card today or, alternatively, to vote online or by telephone using the voting control number that appears on your proxy card. Delaying your vote will increase fund expenses if further mailings are required. Your shares will be voted on your behalf exactly as you have instructed. If you sign the proxy card without specifying your vote, your shares will be voted in accordance with the Trustees’ recommendation. If any other business properly comes before the meeting and any postponement and adjournment thereof, your shares will be voted at the discretion of the persons designated on the proxy card.

Your vote is extremely important. If you have questions, please call toll-free 1-866-620-9647 or contact your financial professional.

We appreciate your participation and prompt response, and thank you for investing in the Putnam Funds.

Robert L. Reynolds
President and Chief Executive Officer
Putnam Investments

[insert signature image]

Kenneth R. Leibler.

Chair
Board of Trustees
The Putnam Funds

[insert image of Robert L. Reynolds and Kenneth R. Leibler]

Table of Contents

Notice of a Special Meeting of Shareholders	[1]

Proposal 1: Approving a change to your fund’s sub-classification under the
Investment Company Act of 1940 from “diversified” to “non-diversified”	[2]

Proposal 2: Approving a new management contract that will change your fund’s
performance index.	[2]

Further Information About Voting and the Special Meeting	[5]

Fund Information	[5]

Appendix A: Form of Putnam Global Equity Fund Management Contract	[5]

Appendix B: Current and Pro Forma Examples of the
Fund’s Total Annual Fund Operating Expenses	[5]

Appendix C: Previous Trustee Approval of
Management Contract for the Fund in June 2020	[5]

Appendix D: Other Similar Funds Advised by Putnam
Management	[5]

PROXY CARD ENCLOSED

If you have any questions, please call toll-free 1-866-620-9647 or call your financial professional.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on March 18, 2021.

The proxy statement is available at http://www.putnam.com/static/pdf/email/GlobalEquity-proxy-voting.pdf.

Notice of a Special Meeting of Shareholders

To the Shareholders of:

PUTNAM GLOBAL EQUITY FUND

This is the formal agenda for your fund’s shareholder meeting. It tells you what proposals will be voted on and how to attend the meeting, in case you wish to attend.

A Special Meeting of Shareholders of your fund will be held on March 18, 2021 at 11:00 a.m. Eastern Time, solely by means of remote communications at the following address: https://viewproxy.com/putnamfunds/broadridgevsm (the “Meeting website”), to consider the following proposals:

Proposal 1: Approving a change to your fund’s sub-classification under the Investment Company Act of 1940 from “diversified” to “non-diversified.”

Proposal 2: Approving a new management contract that will change your fund’s performance index.

By Michael J. Higgins, Clerk, and by the Trustees

Kenneth R. Leibler, Chair

Liaquat Ahamed	Paul L. Joskow
Ravi Akhoury	George Putnam, III
Barbara M. Baumann	Robert L. Reynolds
Katinka Domotorffy	Manoj P. Singh
Catharine Bond Hill	Mona K. Sutphen

In order for you to be represented at your fund’s shareholder meeting, we urge you to record your voting instructions over the Internet or by telephone or to mark, sign, date, and mail the enclosed proxy card in the postage-paid envelope provided.

Any shareholder wishing to attend the Meeting by means of remote communications can do so at the Meeting website.

If you were a record holder of fund shares as of December 21, 2020, please visit the Meeting website no later than 11:00 a.m. Eastern Time on [DAY, DATE] to register. You will need to register for the Meeting by entering the control number found on your proxy card or voting instruction form on the Meeting website. If you register on the Meeting website, you will receive a password to enter and instructions for voting during the Meeting.

If you held fund shares through an intermediary (such as a broker-dealer) as of December 21, 2020, and you want to attend the Meeting, please visit the Meeting website no later than 11:00 a.m. Eastern Time on [DAY, DATE]. If you wish to vote at the Meeting you must first obtain a legal proxy from your intermediary reflecting your fund’s name, the number of fund shares you held, as well as your name and e-mail address.

[December 23], 2020

Proxy Statement

This document gives you the information you need to vote on the proposals. Much of the information is required under rules of the Securities and Exchange Commission (the “SEC”); some of it is technical. If there is anything you don’t understand, please call toll-free 1-866-620-9647, or call your financial professional.

► Who is asking for your vote?

The enclosed proxy is solicited by the Trustees of Putnam Global Equity Fund for use at the fund’s Special Meeting of Shareholders on March 18, 2021 and, if the meeting is adjourned, at any later sessions, for the purpose of approving a change to your fund’s sub-classification under the Investment Company Act of 1940, as amended (the “1940 Act”), from “diversified” to “non-diversified” and approving a new management contract that will change your fund’s performance index. The Notice of a Special Meeting of Shareholders, the proxy card and this proxy statement are being mailed beginning on or about [ ], 2021.

► How do your fund’s Trustees recommend that shareholders vote on the proposals?

The Trustees recommend that you vote FOR both proposals.

► Who is eligible to vote?

Shareholders of record of the fund at the close of business on December 21, 2020 (the “Record Date”) are entitled to be present and to vote at the meeting or, if it is adjourned, at any later sessions.

The number of shares of the fund outstanding on the Record Date is shown on page [6]. Each share is entitled to one vote, with fractional shares voting proportionately.

► How will your shares be voted?

Shares represented by your duly executed proxy card will be voted in accordance with your instructions. If you sign and return the proxy card but don’t fill in a vote, your shares will be voted in accordance with the Trustees’ recommendation. If any other business properly comes before your fund’s meeting, your shares will be voted at the discretion of the persons designated on the proxy card.

Each proposal is contingent upon the outcome of the other proposal.

► Why are you being asked to vote?

These proposals are being made in connection with repositioning your fund as Putnam Focused International Equity Fund, as described below (the “Repositioning”). If Proposals 1 and 2 are both approved, then:

• The fund will change from a “diversified” to a “non-diversified” fund. As a non-diversified fund, the fund will have flexibility (and will be expected) to concentrate its investments in a

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limited number of issuers. As a result, the fund’s portfolio will generally consist of fewer, but larger, portfolio holdings.

• The fund’s performance index used to calculate the fund’s performance fee will change from the MSCI World Index (ND) (which includes exposure to the United States and other developed markets but excludes exposure to emerging markets) to the MSCI ACWI ex USA Index (ND) (which excludes exposure to the United States but includes exposure to other developed markets and certain emerging markets). The MSCI ACWI ex USA Index (ND) also will replace the MSCI World Index (ND) as the fund’s benchmark for purposes of performance presentations.

• The fund’s name will change to “Putnam Focused International Equity Fund.”

• The fund will be repositioned from a “global” fund with significant U.S. exposure and little or no emerging market exposure to an “international” fund with little or no U.S. exposure and significant emerging market exposure. The fund also will no longer focus its investments in large- and mid-capitalization companies and instead will invest across all market capitalizations (including in small-capitalization companies). The fund’s principal investment strategies will change accordingly.

The changes to the fund’s investment strategies will also impact the risks of investing in the fund. Following the Repositioning, the fund will be more susceptible to the risks associated with international and emerging markets investments. These risks include the risk that the value of international investments traded in foreign currencies may be adversely impacted by fluctuations in exchange rates. International investments, particularly investments in emerging markets, also may carry risks associated with potentially less stable economies or governments (such as the risk of seizure by a foreign government, the imposition of currency or other restrictions, or high levels of inflation), and may be or become illiquid.

In addition, to the extent the fund makes larger investments in fewer issuers following the Repositioning (which it is expected to do), it will be more vulnerable than a more broadly diversified fund to fluctuations in the values of the securities it holds. If the fund concentrates its investments in a limited number of issuers or sectors, the fund may perform poorly as a result of adverse developments affecting those issuers or sectors. Similarly, investments focused in a single region may be affected by common economic forces and other factors. In addition, events in any one country within the region may impact the other countries or the region as a whole. If the fund invests significantly in Asian companies, the fund will be particularly susceptible to economic, political, regulatory and other events or conditions affecting issuers in Asia. Asia includes countries in various stages of economic development, from emerging market economies to the highly developed economy of Japan. Some parts of Asia may be subject to a greater degree of economic, political and social instability than is the case in the United States. If the fund invests significantly in European issuers, the fund will be subject to the risk that geopolitical concerns, such as the withdrawal of the United Kingdom from the European Union (“EU”) and the potential that another member country might exit the Economic and Monetary Union of the EU or the EU, could lead to increased volatility in European markets and negatively affect the fund’s investments both in issuers in the exiting country and throughout Europe.

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Putnam Management is seeking to reposition the fund because it believes that the Repositioning would allow it to more effectively manage the fund in the best interests of the fund’s shareholders. The Repositioning may enhance the fund’s long-term return potential if international and emerging market equities outperform U.S. equities. In addition, the Repositioning would give the fund greater flexibility to invest more of its assets in the securities of fewer issuers. Putnam Management believes that these changes are more consistent with its overall emphasis on active management and stock selection for the fund and are also better aligned with anticipated demand from current and prospective shareholders.

Shareholder approval is not required for the changes to the fund’s name and investment strategies. However, these changes will not occur if Proposals 1 and 2 are not approved. If shareholders approve Proposals 1 and 2 at the meeting on March 18, 2021, then all of these changes are expected to become effective on April 1, 2021 (or, if shareholder approval is obtained after April 1, 2021, the first day of the month following shareholder approval) (the “Effective Date”).

PROPOSAL 1: APPROVING A CHANGE TO YOUR FUND’S SUB-CLASSIFICATION UNDER THE INVESTMENT COMPANY ACT OF 1940 FROM “DIVERSIFIED” TO “NON-DIVERSIFIED”

► What is this proposal?

The Trustees recommend that shareholders approve a change to the fund’s sub-classification under the 1940 Act from “diversified” to “non-diversified.” As a non-diversified fund, the fund would have greater flexibility to invest more of its assets in the securities of fewer issuers than it would as a diversified fund.

The fund is currently sub-classified as a “diversified” fund under the 1940 Act. As a diversified fund, the fund is generally limited as to the size of its investment in any single issuer. The 1940 Act sets forth the requirements that must be met for an investment company to be diversified. The 1940 Act requires that to qualify as a “diversified” fund, a fund may not, with respect to at least 75% of the value of its total assets, invest in securities of any issuer if, immediately after the investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of that issuer or the fund would hold more than 10% of the outstanding voting securities of the issuer. (Under the 1940 Act, these percentage limitations do not apply to cash or cash items (including receivables), securities issued by investment companies, or any “Government security.” A Government security is any security issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the government of the United Sates pursuant to authority granted by the Congress of the United Sates, or any certificate of deposit for any of the forgoing.) The remaining 25% of the fund’s total assets is not subject to this restriction. This means that, with respect to the remaining 25% of the fund’s total assets, a diversified fund may invest more than 5% of its total assets in the securities of one issuer and may hold more than 10% of an issuer’s outstanding voting securities. These 1940 Act requirements do not apply to an investment company that is non-

4

diversified. As a result, compared with a non-diversified fund, a diversified fund would be generally expected to have lesser exposures to individual portfolio securities.

As stated above, the change to the fund’s sub-classification under the 1940 Act from diversified to non-diversified is being proposed in connection with the Repositioning. Putnam Management believes that this change will allow it to better execute the more focused investment strategy the fund is expected to pursue following the Repositioning. For example, due to the limitations imposed on a diversified fund’s investments in any one issuer, the fund may be prevented from adding to its positions in certain stocks that the fund’s portfolio managers might view favorably. Shareholders may benefit from the flexibility afforded to non-diversified funds to make additional investments in certain issuers. However, as a non-diversified fund, the fund would be exposed to non-diversification risk, as its ability to invest more of its assets in the securities of fewer issuers would increase its vulnerability to factors affecting a single investment; therefore, the fund may be more exposed to the risks of loss and volatility than a fund that invests more broadly.

The Trustees, subject to shareholder approval, have approved the proposed change to the fund’s sub-classification from a diversified fund to a non-diversified fund. In recommending that shareholders approve this change, the Trustees considered Putnam Management’s representation that this change would allow it to more effectively manage the fund in the best interests of the fund’s shareholders following the Repositioning, including because it would allow the fund to invest more of its assets in the securities of fewer issuers. The Trustees observed Putnam Management’s view that the proposed change is more consistent with Putnam Management’s overall emphasis on active management and stock selection for the fund and is also better aligned with anticipated demand from current and prospective shareholders.

Under the 1940 Act, shareholder approval is required to permit the fund to change its sub-classification from diversified to non-diversified. Assuming shareholder approval, the proposed change in the fund’s sub-classification will take effect on the Effective Date, along with the Repositioning.

To implement this change, the fund’s fundamental investment policies regarding diversification of investments will be restated. By way of background, the 1940 Act requires registered investment companies like the fund to have fundamental investment policies governing specified investment practices, including with respect to diversification. Fundamental investment policies can be changed only by a shareholder vote.

Currently, the Fund has two fundamental investment policies regarding diversification, which are intended to track the 1940 Act requirements for diversified funds and which, like the 1940 Act requirements, apply with respect to 75% of the fund’s total assets. Because the fund avails itself of favorable tax treatment as a “regulated investment company” under applicable provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the fund is also subject to comparable diversification requirements under the Code with respect to 50% of its total assets. If shareholders approve the fund becoming non-diversified, the 1940 Act diversification requirements will no longer apply to the fund, and the fund’s fundamental investment policies regarding diversification will be restated so that they would apply only

5

with respect to 50% of the fund’s total assets (consistent with the Code requirements). The restated policies will allow the fund to take advantage of the additional flexibility it will have as a non-diversified fund under the 1940 Act to invest more of its assets in the securities of fewer issuers.

One of the fund’s current fundamental investment policies regarding diversification prohibits it, with respect to 75% of its total assets, from acquiring more than 10% of the outstanding voting securities of any issuer. This current fundamental investment policy is more restrictive than required by the Code for regulated investment companies, whether diversified or non-diversified under the 1940 Act, because it does not exclude Government securities or securities of other investment companies as permitted by the applicable provisions of the Code. The revised fundamental investment policy for the fund would exclude these investments from the general requirement. The proposed change would permit the fund greater flexibility to invest in certain U.S. government securities and in the securities of other investment companies without limiting its right to exercise voting power with respect to those securities.

The current and proposed fundamental investment policies are set forth below (deleted language is in strike-through text and new language is in bold text):

Current Fundamental Investment Policy	Proposed Fundamental Investment Policy
[The fund may not and will not]:	[The fund may not and will not]:

1. With respect to 75% of its total assets,	1. With respect to ~~75%~~ 50% of its total assets,
invest in securities of any issuer if,	invest in securities of any issuer if,
immediately after such investment, more than	immediately after such investment, more than
5% of the total assets of the fund (taken at	5% of the total assets of the fund (taken at
current value) would be invested in the	current value) would be invested in the
securities of such issuer; provided that this	securities of such issuer; provided that this
limitation does not apply to obligations issued	limitation does not apply to obligations issued
or guaranteed as to interest or principal by the	or guaranteed as to interest or principal by the
U.S. government or its agencies or	U.S. government or its agencies or
instrumentalities or to securities issued by	instrumentalities or to securities issued by
other investment companies.	other investment companies.

2. With respect to 75% of its total assets,	2. With respect to ~~75%~~ 50% of its total assets,
acquire more than 10% of the voting	acquire more than 10% of the voting
securities of any issuer.	securities of any issuer; provided that this
limitation does not apply to obligations
issued or guaranteed as to interest or
principal by the U.S. government or its
agencies or instrumentalities or to securities
issued by other investment companies.

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► What is the plan for implementation if the proposal is approved?

If shareholders approve the proposal (and assuming Proposal 2 is also approved by shareholders), it is anticipated that the change to the fund’s sub-classification from diversified to non-diversified and the related amendments to the fund’s fundamental investment policies regarding diversification would take effect on the Effective Date, along with the Repositioning.

► What is the voting requirement for approving the proposal?

Approving this proposal requires the affirmative vote of a “majority of the outstanding voting securities” of the fund, which is defined under the 1940 Act to be the lesser of (a) 67% or more of the voting securities of the fund that are present or represented by proxy at the shareholder meeting if the holders of more than 50% of the outstanding voting securities of the fund are present or represented by proxy at the shareholder meeting, or (b) more than 50% of the outstanding voting securities of the fund.

The proposed change to your fund’s sub-classification under the Investment Company Act of 1940 from “diversified” to “non-diversified” will only become effective if the fund’s shareholders also approve Proposal 2.

► What if the proposal or Proposal 2 is not approved by shareholders?

If shareholders do not approve the fund becoming non-diversified (or, because the proposal is contingent upon Proposal 2, if shareholders do not approval Proposal 2), the fund would continue to be managed as a diversified fund under its current fundamental investment policies regarding diversification of investments. In addition, the Repositioning would not occur, and Putnam Management may consider other long-term strategic options for the fund.

► Who is bearing the costs associated with the proposal, including proxy-related costs?

The expenses of the preparation of proxy statements and related materials, including printing, delivery and solicitation costs, will be borne by the fund.

If the proposal is approved (and if Proposal 2 is also approved), the fund is expected to dispose of some portfolio holdings in connection with the Repositioning. These transactions, which are expected to occur largely in late March 2021, will result in brokerage commissions or other transaction costs. Depending on market conditions at the time, these transactions will likely also result in the realization of capital gains distributable to shareholders, whether net capital gains taxable as such, or short-term capital gains taxable as ordinary income.

► What are the Trustees recommending?

The Trustees unanimously recommend that shareholders approve a change to your fund’s sub-classification under the Investment Company Act of 1940 from “diversified” to “non-diversified.”

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PROPOSAL 2: APPROVING A NEW MANAGEMENT CONTRACT THAT WILL CHANGE YOUR FUND’S PERFORMANCE INDEX.

► What is this proposal?

The Trustees are recommending approval of a new management contract for your fund that includes a new index of securities prices (“performance index”) for use, prospectively, in calculating performance adjustments to the fund’s base management fee.

Performance adjustments link the compensation of Putnam Management to the fund’s investment performance. This means that strong investment performance is rewarded with higher management fees, while poor performance results in lower management fees. Performance fees more closely align the fund’s shareholders’ and Putnam Management’s economic interests.

The fund’s current management contract provides for a performance adjustment based on the fund’s performance as compared to a performance index. However, in connection with the Repositioning, Putnam Management believes that it is appropriate to change the fund’s performance index from the MSCI World Index (ND) to the MSCI ACWI ex USA Index (ND).

► What services are provided under the management contract and when was it last approved by shareholders?

Under the management contract between your fund and Putnam Management, Putnam Management, at its expense, provides the fund with a continuous investment program in return for the management fee. Your fund’s management contract was last approved by shareholders on February 27, 2014 (the “Previous Management Contract”) following the death on October 8, 2013 of The Honourable Paul G. Desmarais, who had controlled directly and indirectly a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management. The Previous Management Contract was amended and restated on January 25, 2019 (the “Current Management Contract”) in connection with the merger of Putnam Global Consumer Fund, Putnam Global Financials Fund, Putnam Global Sector Fund and Putnam Global Utilities Fund, each a mutual fund managed by Putnam Management (the “Merger Funds”), into the fund (the “Merger”). The substantive terms of the Current Management Contract, including the terms relating to fees, are identical to those of the Previous Management Contract, except that, after completion of the Merger, the fund’s performance adjustment is calculated based on the combined assets of the fund and all Merger Funds for any portion of a performance period that is before the Merger, unless the use of the combined assets results in a fee payable by the fund under the Current Management Contract that is higher than the management fee that would have been paid under the Previous Management Contract. Under those circumstances, Putnam Management has agreed to reduce its management fee to reflect the lower amount that would have been payable under fund’s fee schedule under the Previous Management Contract, which would only take into account the assets of the fund for the period before the closing of the Merger. As a result of these management contract changes, the fund’s shareholders may pay a lower management fee, but would never pay a higher management fee, under the Current

8

Management Contract than they would have paid under the Previous Management Contract. The Current Management Contract was not required to be, and has not been, submitted for approval by the shareholders of your fund.

► Why did Putnam Management propose a new management contract for your fund?

The new management contract is being proposed in connection with the Repositioning. As described above, upon the Repositioning, the fund will change from a “global” fund with significant U.S. exposure and little or no emerging market exposure to an “international” fund with little or no U.S. exposure and significant emerging market exposure. Whereas the MSCI World Index (ND) includes exposure to the United States and other developed markets but excludes exposure to emerging markets, the MSCI ACWI ex USA Index (ND) excludes exposure to the United States but includes exposure to all other developed markets and twenty-six emerging markets. Putnam Management therefore believes that the securities that make up the MSCI ACWI ex USA Index (ND) will be an appropriate measure for the performance of fund’s portfolio following the Repositioning. Putnam Management also believes that the MSCI ACWI ex USA Index (ND) will be an appropriate performance index in light of the fund’s investment objective to seek capital appreciation and the expected country and sector exposures and volatility of the fund’s portfolio following the Repositioning.

Accordingly, Putnam Management proposed, and the Trustees approved, a new management contract for the fund that would use the MSCI ACWI ex USA Index (ND) prospectively as the performance index for purposes of determining the fund’s performance fees. The proposed new management contract differs in substance from the Current Management Contract solely in the choice of the performance index used to calculate performance fees; the base management fee and the methodology for calculating performance fee adjustments to the base fee would remain the same as in the Current Management Contract.

► If the new management contract is approved, would there be changes to the investment goal, strategies or risks of the fund?

Yes. If shareholders approve the proposed new management contract (and also approve Proposal 1), the Repositioning will occur on the Effective Date, and the fund’s strategies and risks will change as described above. The fund’s investment goal will not change, whether or not shareholders approve the proposed new management contract.

► If the new management contract is not approved, would there be changes to the investment goal, strategies or risks of the fund?

No. If shareholders do not approve the proposed new management contract (or, because the proposal is contingent upon Proposal 1, if shareholders do not approval Proposal 1), the Repositioning will not occur, the fund’s investment strategies and risks will not change, and the fund will continue to be managed in the same way that it is currently managed. The fund’s investment goal will not change, whether or not shareholders approve the proposed new management contract.

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► What are the implications for the fund if the proposed new management contract is approved?

If shareholders approve the proposed new management contract (and also approve Proposal 1), the fund’s performance index would change from the MSCI World Index (ND) to the MSCI ACWI ex USA Index (ND); see “Comparison of current and proposed performance indexes” beginning on page [ ].

As described further below, the change in performance index is prospective only. The fund’s performance would be compared to the current index for periods before changing the fund’s index, and it would be compared to the new index thereafter. All other terms and conditions of the proposed new management contract for the fund (except for the effective date and initial term) are substantially identical to those of the Current Management Contract. A form of the proposed new management contract showing the proposed changes is included in

Appendix A .

Calculation of current management fee with current performance index. The Current Management Contract provides for the monthly payment of a management fee based on two components: a base fee and a performance adjustment.

The fund pays a monthly base fee to Putnam Management. The monthly base fee is calculated by applying a rate to the fund’s average net assets for the month. The rate is based on the monthly average of the aggregate net assets of all open-end funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets), as determined at the close of each business day during the month. For October 31, 2020, for example, the fund’s effective base fee rate was 0.689%, based on aggregate net assets of approximately $[ ] for the open-end funds sponsored by Putnam Management.

The performance adjustment is a dollar amount added to or subtracted from the fund’s base fee each month based upon the fund’s performance relative to its performance index. The performance adjustment is determined based on performance over the thirty-six-month period then ended. Each month, the performance adjustment is calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period (calculated as the combined average net assets of the Merger Funds and the fund for portions of the performance period before the Merger and as the fund’s average net assets for portions of the performance period after the Merger, unless the use of combined assets for periods before the Merger would result in a fee payable by the fund that is higher than the management fee that would have been paid under the management contract that was in place for the fund prior to the Merger) and dividing the result by twelve. The performance adjustment rate is equal to 0.03 multiplied by the difference, positive or negative, during the performance period between the fund’s annualized performance (measured by the performance of the fund’s class A shares) and the annualized performance of the performance index described below; provided that the performance adjustment rate for the fund may not exceed 0.15% or be less than – 0.15%.

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Because the performance adjustment is based on the fund’s performance relative to its performance index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its performance index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its performance index.

The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the thirty-six-month performance period. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund. During the most recently completed fiscal year, the fund paid management fees to Putnam Management in the amount of $5,847,578. Performance adjustments, which totaled -$493,452, are included in this amount.

Calculation of management fee with proposed performance index. The proposed new management contract would have the same fee structure for determining the base fee as described above for the Current Management Contract. Furthermore, the proposed new management contract’s methodology for calculating performance adjustments would remain the same as described above for the Current Management Contract.

If the proposal is approved, the fund’s performance adjustments will be calculated prospectively by comparing the fund’s performance (Class A, net of fees and expenses) with the performance of the MSCI ACWI ex USA Index (ND) rather than the performance of the MSCI World Index (ND).

The change in the fund’s performance index would be implemented on a prospective basis beginning with the first day of the month following shareholder approval. However, because the performance adjustment is based on a rolling thirty-six-month performance period, there would be a transition period during which the fund’s performance would be compared to a composite index that reflects the performance of the current index for the portion of the performance period before adoption of the new index and the performance of the new index for the remainder of the period. For example, assuming an effective date of April 1, 2021 for the proposed new management contract, the performance adjustment for April 2021 (the first full month following shareholder approval) would be calculated using the performance of the current performance index, MSCI World Index (ND), for the first 35 months of the performance period and the performance of the new performance index, MSCI ACWI ex USA Index (ND), for the thirty-sixth month. For each of the ensuing months, the composite index return would reflect one additional month of performance of the MSCI ACWI ex USA Index (ND) and one less month of performance of the MSCI World Index (ND). At the conclusion of the transition period (March 31, 2024, if the new management contract becomes effective on April 1, 2021), the performance of the MSCI World Index (ND) would be eliminated from the performance fee calculation, and future calculations (starting for the month of April 2024) would include only the performance of the MSCI ACWI ex USA Index (ND).

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Comparison of current and proposed performance indexes. The proposed performance index, MSCI ACWI ex USA Index (ND), is an index composed of large- and mid-capitalization non-U.S. equities. 1 The MSCI ACWI ex USA Index (ND) captures 22 of 23 developed markets countries (excluding the United States) and 26 emerging markets countries. With 2,377 constituents, the index covers approximately 85% of the global equity opportunity set outside the United States. The current performance index, MSCI World Index (ND), is a broad global equity index that represents large- and mid-cap equity performance across all 23 developed markets countries (including the United States). With 1,603 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

As a general matter, both the current and proposed performance indexes provide broad exposure to large and midsize companies worldwide. One difference of note between the two indexes is that the MSCI World Index (ND) includes U.S. companies, while the MSCI ACWI ex USA Index (ND) excludes U.S. companies. Furthermore, the MSCI ACWI ex USA Index (ND) includes developed market and emerging market securities, while the MSCI World Index (ND) represents only developed market securities.

The first table below presents total return performance information for the fund, the MSCI World Index (ND), and the MSCI ACWI ex USA Index (ND) for periods ended October 31, 2020. As of October 31, 2020, over the periods presented, the proposed new performance index has underperformed the current performance index for the 1-year, 3-year, 5-year and 10-year periods. The second table below, which presents annual returns for each of the 10 most recent calendar years, shows that the proposed new performance index underperformed the current performance index in eight out of the last 10 years through 2019. If the proposed new performance fee index were to regularly underperform the current performance index, Putnam Management would be more likely to earn positive performance adjustments, and less likely to suffer negative performance adjustments, in the future under the proposed new management contract. However, past performance is no guarantee of future performance.

Total Returns for Periods Ended October 31, 2020

	Since Fund
	Inception
	(7/1/1994)	1-Year	3-Year	5-Year	10-Year
Fund or Index	Cumulative	Annualized	Annualized	Annualized	Annualized
Fund (Class A shares, net return)	590.54%	1.62%	3.26%	6.22%	8.02%
MSCI World Index (ND) (current	482.91%	4.36%	5.96%	8.13%	8.64%
performance index)
MSCI ACWI ex USA Index (ND)	-*	-2.61%	-0.19%	4.26%	3.43%
(proposed performance index)

__________________________________________
1 As stated above, following the Repositioning, the fund will no longer focus its investments in large-and mid-capitalization companies and instead will invest across all market capitalizations. Although the MSCI ACWI ex USA Index (ND), which will serve as the fund’s benchmark for purposes of performance presentations after the Repositioning, is composed of large- and mid-capitalization non-U.S. equities, the fund may, and is expected to, invest in securities that are not constituents of the benchmark, including securities of small-capitalization companies.

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Net Annual Total Returns for Calendar Years 2010-2019

Fund or
Index	2019	2018	2017	2016	2015	2014	2013	2012	2011	2010
Fund (Class A	26.66%	-12.63%	28.08%	1.01%	-1.90%	1.46%	31.65%	19.84%	-4.85%	9.71%
Shares)
MSCI World	27.67%	-8.71%	22.40%	7.51%	-0.87%	4.94%	26.68%	15.83%	-5.54%	11.76%
Index (ND)
(current
performance
index)
MSCI ACWI	21.51%	-14.20%	27.19%	4.50%	-5.66%	-3.87%	15.29%	16.83%	-13.71%	11.15%
ex USA Index
(ND)
(proposed
performance
index)

Comparison of management fee rates under current and proposed performance index. The table below shows what the management fees for the fund were under its current contract for its most recent fiscal year (ended October 31, 2020), and what the management fees for the fund would have been for its most recent fiscal year had the proposed new contract gone into effect (i) on November 1, 2019, the first day of the fund’s fiscal year (based on the performance of the MSCI World Index (ND) for the first 24 months and the MSCI ACWI ex USA Index (ND) for the remaining 12 months of the thirty-six-month performance period), and (ii) on November 1, 2017, the first day of the thirty-six month performance period ending October 31, 2020 (based on the performance of the MSCI ACWI ex USA Index (ND) for the entire thirty-six-month performance period). As described elsewhere in this proxy statement, the proposed change in the fund’s performance index from the MSCI World Index (ND) to the MSCI ACWI ex USA Index (ND) would be implemented in connection with the Repositioning, pursuant to which the fund’s investment strategies will change. The hypothetical management fees under the proposed new contract shown in the table below reflect the fund’s performance under its existing investment strategies relative to that of the MSCI ACWI ex USA Index (ND) and, therefore, are not necessarily representative of the management fees a shareholder would have borne or will bear under the investment strategies the fund will pursue following the Repositioning. Because the change in performance index will be implemented prospectively and in connection with the Repositioning, the future impact on management fees will depend on the fund’s future performance relative to the proposed performance index. Management fee rates are expressed in dollars and as a percentage of the fund’s average net assets for the fiscal year ended October 31, 2020.

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FISCAL YEAR ENDED OCTOBER 31, 2020

	Current Contract		Proposed Contract		Difference		Proposed Contract		Difference

			(based on new		(based on new		(based on new		(based on new
			performance index from		performance index		performance index		performance index
			November 1, 2019)		from November 1,		during entire		during entire
					2019)		performance period)		performance period)
	$	%	$	%	$	%	$	%	$	%
Base Fee	$6,341,030	0.689%	$6,341,030	0.689%	$0	0.0%	$6,341,030	0.689%	$0	0.0%

Performance	$(493,452)	(0.054)%	$58,280	0.006%	$551,732	0.060%	$875,657	0.095%	$1,369,109	0.149%
Adjustment

Total	$5,847,578	0.635%	$6,399,310	0.695%	$551,732	0.060%	$7,216,687	0.784%	$1,369,109	0.149%
Management
Fee

Included at Appendix B are examples of the fund’s total annual fund operating expenses (as a percentage of average net assets) under the Current Management Contract and pro forma total annual operating expenses under the proposed new management contract.

► What factors did the Independent Trustees consider in evaluating the proposed new management contract?

At their meeting on November 20, 2020, the Independent Trustees approved the new management contract with Putnam Management. In substance, the new management contract differed from the Current Management Contract only in that it provided for a new performance index for use, prospectively, in calculating performance adjustments to the fund’s base management fee.

In considering whether to approve the new management contract, the Trustees took into account that they had most recently approved the annual continuation of the Current Management Contract in June 2020. Because, other than differences in performance index, the effective date of the contract, and the initial term of the contract, the new management contract was identical to the Current Management Contract, the Trustees relied to a considerable extent on their previous approval of the continuance of the Current Management Contract, which is described at Appendix C below. The Trustees also noted that they would be considering the annual continuation of the Current Management Contract (or the proposed new management contract, if it becomes effective) in June 2021.

In approving the change in performance index for the fund, the Trustees considered information provided by Putnam Management, including, among other things comparative data regarding the proposed characteristics (e.g., capitalization, risk characteristics, and country, region, and sector weightings) of the fund’s portfolio following the Repositioning,

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the current performance index, MSCI World Index (ND), and the proposed performance index, MSCI ACWI ex USA Index (ND).

The Trustees considered Putnam Management’s view that the MSCI ACWI ex USA Index (ND), as a broad-based securities index representative of the non-U.S. equity markets, would be an appropriate index for the fund following the Repositioning, when the fund will be expected to invest mainly in developed markets and emerging markets but to have little or no exposure to the United States. The Trustees also observed Putnam Management’s view that the Repositioning would allow it to more effectively manage the fund in the best interests of the fund’s shareholders and may enhance the fund’s long-term return potential if international and emerging market equities outperform U.S. equities.

The Trustees also considered that, under the plan of performance fee calculation transition, the fund’s performance history against the current performance index would appropriately remain a factor in the calculation of performance adjustments to the fund’s base management fees for a significant period of time.

General conclusion. After considering the factors described above relating to the proposed performance index under the proposed new management contract, and taking into account all of the factors considered, as described in Appendix C, as part of the approval of the continuance of the Current Management Contract in June 2020, the Trustees, including the Independent Trustees, concluded that the proposed new management contract was in the best interests of the fund and its shareholders and approved the proposed new management contract.

► What is the plan for implementation of the proposed new management contract?

If shareholders approve the proposal (and assuming Proposal 1 is also approved by shareholders) at their meeting on March 18, 2021, it is expected that the new management contract would be implemented on the Effective Date, along with the Repositioning.

The new management contract for your fund will remain in effect (unless terminated) for one year (e.g., if it is implemented on April 1, 2021, it will be in effect until June 30, 2022) and would continue in effect from year to year after that so long as its continuance is approved at least annually by (i) the Trustees, or the shareholders by the affirmative vote of a majority of the outstanding shares of your fund, and (ii) a majority of the Independent Trustees, by vote cast in person at a meeting called for the purpose of voting on such approval. “Independent Trustees” are those Trustees who are not “interested persons” (as defined in the 1940 Act) of your fund or Putnam Management.

► What is the voting requirement for approval of the proposed new management contract for your fund?

Approving this proposal requires the affirmative vote of a “majority of the outstanding voting securities” of the fund, which means the lesser of (a) more than 50% of the outstanding shares of the fund, or (b) 67% or more of the shares of the fund present (in person or by

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proxy) at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

The proposed new management contract will only become effective if the fund’s shareholders also approve Proposal 1.

► What if the proposal or Proposal 1 is not approved by shareholders?

If shareholders do not approve the proposed new management contract (or, because the proposal is contingent upon Proposal 1, if shareholders do not approval Proposal 1), the Current Management Contract (and, therefore, the current performance index) would remain in effect. In addition, the Repositioning would not occur, and Putnam Management may consider other long-term strategic options for the fund.

► Who is bearing the costs associated with the proposal, including proxy-related costs?

The expenses of the preparation of proxy statements and related materials, including printing, delivery and solicitation costs, will be borne by the fund.

If the proposal is approved (and if Proposal 1 is also approved), the fund is expected to dispose of some portfolio holdings in connection with the Repositioning. These transactions, which are expected to occur largely in March 2021, will result in brokerage commissions or other transaction costs. Depending on market conditions at the time, these transactions will likely also result in the realization of capital gains distributable to shareholders, whether net capital gains taxable as such, or short-term capital gains taxable as ordinary income.

► What are the Trustees recommending?

The Trustees of your fund, including all of the Independent Trustees, unanimously recommend that shareholders approve the proposed new management contract that would change your fund’s performance index.

Further Information About Voting and the Special Meeting

Quorum and Methods of Tabulation. Shareholders of all classes vote together as a single class. The holders of thirty percent of the shares of your fund outstanding at the close of business on the Record Date present in person or represented by proxy will constitute a quorum for the transaction of business with respect to both proposals.

Votes cast by proxy or in person at the meeting will be counted by persons your fund appoints as tellers for the meeting. The tellers will count the total number of votes cast “for” approval of the proposals for purposes of determining whether sufficient affirmative votes have been cast.

Shares represented by proxies that reflect abstentions and “broker non-votes” will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Abstentions have the effect of a negative vote on the proposal.

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Because broker-dealers (in the absence of specific authorization from their customers) are not expected to have discretionary authority to vote on the proposals any shares owned beneficially by their customers, there are unlikely to be any “broker non-votes” at the meeting. Broker non-votes would otherwise have the same effect as abstentions (that is, they would be treated as being present and entitled to vote on the matter for purposes of determining the presence of a quorum, and as if they were votes against the proposals).

The documents that authorize Putnam Fiduciary Trust Company or Putnam Investor Services, Inc. (“Putnam Investor Services”) to act as Trustee for certain individual retirement accounts (including traditional, Roth and SEP IRAs, 403(b)(7) accounts, and Coverdell Education Savings Accounts) provide that if an account owner does not submit voting instructions for his or her shares, Putnam Fiduciary Trust Company or Putnam Investor Services will vote the shares in the same proportions as other shareholders with similar accounts that have submitted voting instructions for their shares. Shareholders should be aware that this practice, known as “echo-voting,” may have the effect of increasing the likelihood that the proposals will be approved and that Putnam Fiduciary Trust Company or Putnam Investor Services, each of which is an affiliate of Putnam Management, may benefit indirectly from the approval of the proposals, in accordance with the Trustees’ recommendation.

As of the Record Date, the fund had the following shares outstanding:

Class	Number of shares outstanding
Class A	[ ]
Class B	[ ]
Class C	[ ]
Class R	[ ]
Class R6	[ ]
Class Y	[ ]

Share Ownership. At November 30, 2020, the officers and Trustees of the fund as a group owned less than 1% of the outstanding shares of each class of the fund and, except as noted below, no person owned of record or to the knowledge of the fund beneficially 5% or more of any class of shares of the fund.

Class	Shareholder name and address	Holdings	Percentage owned
	[ ]	[ ]	[ ]

Other Business. The Trustees know of no matters other than t described in this proxy statement to be brought before the meeting. If, however, any other matters properly come before the meeting, proxies will be voted on these matters in accordance with the judgment of the persons named in the enclosed proxy card.

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Solicitation of Proxies. In addition to soliciting proxies by mail, the Trustees of your fund and employees of Putnam Management and Putnam Investor Services, as well as their agents, may solicit proxies in person or by telephone. Your fund may arrange to have a proxy solicitation firm call you to record your voting instructions by telephone. The procedures for voting proxies by telephone are designed to authenticate shareholders’ identities, to allow them to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Shareholders would be called at the phone number Putnam Management or Putnam Investor Services has in its records for their accounts (or that Putnam Management or Putnam Investor Services obtains from agents acting on behalf of financial intermediaries, in the case of shares held in street name through a bank, broker, or other financial intermediary) and would be given an opportunity to authenticate their identities and to authorize the proxies to vote their shares at the meeting in accordance with their instructions. To ensure that shareholders’ instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect. Your fund has been advised by counsel that these procedures are consistent with the requirements of applicable law. If these procedures were subject to a successful legal challenge, these votes would not be counted at the meeting. Your fund is unaware of any such challenge at this time.

Shareholders of your fund also have the opportunity to submit voting instructions over the Internet by using a program provided by a third-party vendor hired by Putnam Management or by automated telephone service. The giving of a proxy will not affect your right to vote in at the meeting should you decide to attend it. To vote online using the Internet, please access the Internet address listed on the proxy card and follow the instructions on the Internet site. To record your voting instructions using the automated telephone service, use the toll-free number listed on your proxy card. The Internet and telephone voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders’ instructions have been recorded properly.

Your fund generally maintains confidentiality in the voting of proxies. Consistent with this policy, your fund may solicit proxies from shareholders who have not voted their shares or who have abstained from voting, including brokers and nominees.

Expenses of the Solicitation. For managing your fund’s proxy campaign, Broadridge Financial Solutions (“Broadridge”) will receive a proxy management fee of $[ ] plus reimbursement for out-of-pocket expenses. Broadridge will also receive fees in connection with assembling, mailing, and transmitting the notice of meeting, proxy statement and related materials on behalf of your fund, tabulating those votes that are received, and any solicitation of additional votes. In addition, banks, brokers, or other financial intermediaries holding shares as nominees will be reimbursed, upon request, for their reasonable expenses in sending solicitation materials to the principals of the accounts and tabulating those instructions that are received. While fees paid will vary based on the level of additional solicitation necessary to achieve quorum and shareholder approval, the fees are estimated to be approximately $[ ]. Other costs associated with the proxy campaign include the expenses of the preparation, printing and delivery of proxy materials.

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Revocation of Proxies. Giving your proxy, whether by returning the proxy card or providing voting instructions over the Internet or by telephone, does not affect your right to attend and vote at the meeting. Proxies, including proxies given by telephone or over the Internet, may be revoked at any time before they are voted (i) by a written revocation received by the Clerk of your fund, (ii) by properly executing and submitting a later-dated proxy, (iii) by recording later-dated voting instructions by telephone or via the Internet, or (iv) by attending the meeting and voting. If your shares are held in street name through a bank, broker, or other financial intermediary, please check your voting instruction form or contact your bank, broker, or other financial intermediary for instructions on how to change or revoke your vote.

Date for Receipt of Shareholders’ Proposals for Subsequent Meetings of Shareholders. Your fund does not regularly hold an annual shareholder meeting, but may from time to time schedule a special meeting. In accordance with the regulations of the SEC and the fund’s governing documents, in order to be eligible for inclusion in the fund’s proxy statement for a meeting, a shareholder proposal must be received a reasonable time before the fund prints and mails its proxy statement.

The Board Policy and Nominating Committee of the Board of Trustees, which consists only of Independent Trustees, considers nominees recommended by shareholders of a fund to serve as Trustees. A shareholder must submit the names of any such nominees in writing to the fund, to the attention of the Clerk, at the address of the principal offices of the fund.

If a shareholder who wishes to present a proposal at a special shareholder meeting fails to notify the fund within a reasonable time before the fund mails its proxy statement, the persons named as proxies will have discretionary authority to vote on the shareholder’s proposal if it is properly brought before the meeting. If a shareholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the SEC’s proxy rules. All shareholder proposals must also comply with other requirements of the SEC’s rules and the fund’s Amended and Restated Agreement and Declaration of Trust and Amended and Restated Bylaws.

Postponement and Adjournment. To the extent permitted by your fund’s Amended and Restated Agreement and Declaration of Trust and Amended and Restated Bylaws, any meeting of shareholders may be postponed or cancelled by the Trustees upon public notice prior to the time scheduled for the meeting.

In addition to any ability that the persons named as proxy may have to propose and/or vote on an adjournment of any meeting of shareholders as described below, to the extent permitted by your fund’s Amended and Restated Agreement and Declaration of Trust and Amended and Restated Bylaws, any meeting of shareholders may, by action of the chair of the meeting, be adjourned from time to time without notice (other than announcement at the meeting at which the adjournment is taken) with respect to one or more matters to be considered at the meeting to a designated date (which may be more than 120 days after the date initially set for the meeting), time and place, whether or not a quorum is present with respect to a matter. Upon motion of the chair of the meeting, the question of adjournment may, but need not, be submitted to a vote of the shareholders, and in that case, any

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adjournment with respect to one or more matters must be approved by the vote of holders of a majority of the shares present and entitled to vote with respect to the matter or matters to be adjourned and, if approved, the adjournment shall take place without further notice (other than announcement at the meeting at which the adjournment is taken). If the quorum required for the meeting has not been met, the persons named as proxies intend to propose adjournment of the meeting and to vote all shares that they are entitled to vote in favor of adjournment. If the quorum required for the meeting has been met, but sufficient votes in accordance with the Trustees’ recommendation are not received by the time scheduled for the meeting, the persons named as proxies may also propose adjournment of the meeting in order to permit solicitation of additional proxies. The persons named as proxies will vote in favor of adjournment those proxies that they are entitled to vote in accordance with the Trustees’ recommendation. They will vote against adjournment those proxies required to be voted contrary to the Trustees’ recommendation. Unless a proxy is otherwise limited in this regard, any shares present and entitled to vote at a meeting, including shares that are represented by broker non-votes, if any, may, at the discretion of the proxies named therein, be voted in favor of such an adjournment. Adjournments of the meeting may be proposed for a reasonable period or periods to permit further solicitation of proxies. The fund will bear the costs of any additional solicitation and of any adjourned session.

Location. As part of our effort to maintain a safe and healthy environment at the special meetings, each fund and the Trustees are closely monitoring statements issued by the World Health Organization (who.int) and the Centers for Disease Control and Prevention (cdc.gov) regarding the novel coronavirus disease, COVID-19. For that reason, the Trustees have chosen to conduct the meeting solely by means of remote communications. If the Trustees choose to change the date, time and/or means of convening your fund’s meeting, the fund will announce the decision to do so in advance, and details on how to participate will be issued by press release and filed with the SEC as additional proxy material. Attendees are also encouraged to review guidance from public health authorities on this issue.

Duplicate Mailings. As permitted by SEC rules, Putnam Management’s policy is to send a single copy of the proxy statement to shareholders who share the same last name and address, unless a shareholder previously has requested otherwise. Separate proxy cards will be included with the proxy statement for each account registered at that address. If you would prefer to receive your own copy of the proxy statement, please contact Putnam Investor Services by phone at 1-800-225-1581 or by mail at P.O. Box 219697, Kansas City, MO 64121-9697.

Financial Information. Your fund’s Clerk will furnish to you, upon request and without charge, a copy of the fund’s annual report for its most recent fiscal year, and a copy of its semiannual report for any subsequent semiannual period. You may direct these requests to Putnam Investor Services, Inc., P.O. Box 219697, Kansas City, MO 64121-9697 or by phone at 1-800-225-1581. You may also access copies of these reports by visiting Putnam’s website at http://www.putnam.com/individual.

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Fund Information

Putnam Investments. Putnam Management, the fund’s investment manager, is an indirect wholly owned subsidiary of Putnam Investments, LLC (“Putnam Investments”). The Desmarais Family Residuary Trust, a trust established pursuant to the Last Will and Testament of The Honourable Paul G. Desmarais, indirectly holds approximately 50.9% of the voting rights of Power Corporation of Canada. Power Corporation of Canada is an international management and holding company that focuses on financial services in North America, Europe and Asia. Power Financial Corporation, a wholly owned subsidiary of Power Corporation of Canada, is an international management and holding company with interests in financial services and asset management businesses in Canada, the United States and Europe. Power Financial Corporation in turn owns, directly and indirectly, voting securities to which are attached approximately 70.9% of the votes attached to all voting securities of Great-West Lifeco Inc., an international financial services holding company with interests in life insurance, health insurance, retirement and investment services, asset management and reinsurance businesses. Great-West Lifeco Inc. indirectly owns a majority interest in, and all of the voting shares of, Putnam Investments through a series of subsidiaries. The address of each of Putnam Investments and Putnam Management is 100 Federal Street, Boston, Massachusetts 02110. The address of The Desmarais Family Residuary Trust is 759 Victoria Square, Montreal, Quebec H2Y 2J7. The address of Power Corporation of Canada and Power Financial Corporation is 751 Victoria Square, Montreal, Quebec H2Y 2J3.The address of Great-West Lifeco Inc. is 100 Osborne Street North, Winnipeg, Manitoba, R3C 1V3.

Robert L. Reynolds is the President and Chief Executive Officer of Putnam Investments. His address is 100 Federal Street, Boston, Massachusetts 02110.

Putnam Management provides investment advisory services to other funds that may have investment goals and policies similar to those of Putnam Global Equity Fund. The table in Appendix D identifies these other funds and states their net assets and their current management fee rates.

Putnam Investments Limited. Putnam Investments Limited (“PIL”) is a registered investment adviser that has been retained by Putnam Management as investment sub-manager to the funds. PIL is owned directly by Putnam Advisory Holdings II, LLC, which is owned indirectly by Putnam Investments. Though Putnam Management has retained the services of PIL, PIL does not currently manage any assets of the fund. The directors of PIL, listed along with their principal business occupations at Putnam Investments, are Jeffrey L. Gould, Co-Head of Global Distribution, Alan G. McCormack, Head of Quantitative Equities and Risk, and Vivek Gandhi, Portfolio Manager. The address of PIL and of Messrs. Gandhi and McCormack is 16 St. James’s Street, London, SW1A 1ER, U.K. The address of The Putnam Advisory Company, LLC and of Mr. Gould is 100 Federal Street, Boston, Massachusetts 02110. The address of Putnam Advisory Holdings II, LLC is 100 Federal Street, Boston, Massachusetts 02110. The Putnam Advisory Company, LLC and Putnam Investments Limited are both directly owned by Putnam Advisory Holdings II, LLC.

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The Putnam Advisory Company, LLC. The Putnam Advisory Company, LLC (“PAC”), which has also been retained by Putnam Management to serve as sub-adviser, is owned by Putnam Investments through a series of wholly-owned subsidiaries. Though Putnam Management has retained the services of PAC, PAC does not currently manage any assets of the fund. The address of The Putnam Advisory Company, LLC is 100 Federal Street, Boston, Massachusetts 02110.

Putnam Retail Management. Putnam Retail Management, your fund’s principal underwriter, is a limited partnership whose general partner (and minority owner) is Putnam Retail Management GP, Inc. and whose limited partner and majority owner is Putnam U.S. Holdings I, LLC, which is also the sole owner of Putnam Retail Management GP, Inc. and an indirect wholly-owned subsidiary of Putnam Investments. The address of each of Putnam Retail Management, Putnam Retail Management GP, Inc. and Putnam U.S. Holdings I, LLC is 100 Federal Street, Boston, Massachusetts 02110.

Putnam Investor Services, Inc. Putnam Investor Services, Inc. serves as your fund’s investor servicing agent. Putnam Investor Services, Inc. is an indirect wholly-owned subsidiary of Putnam Investments. The address of Putnam Investor Services, Inc. is 100 Federal Street, Boston, Massachusetts 02110.

The table below shows fee amounts Putnam Global Equity Fund paid to Putnam Management or its affiliates during the most recent fiscal year (for the 12 months ended October 31, 2020) for the services noted (other than under a management contract). The funds made no other material payments to Putnam Management or its affiliates during the period shown. These services will continue to be provided regardless of whether Proposal 1 is approved.

Fees paid to Putnam Investor Services, Inc. for	Fees paid to Putnam Retail Management Limited
serving as investor servicing agent ($)	Partnership pursuant to distribution plans ($)

$1,665,147	$2,380,114

Limitation of Trustee liability. Your fund’s Declaration of Trust provides that the fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the fund, except if it is determined in the manner specified in the Declaration of Trust that they have not acted in good faith, have not acted in the reasonable belief that their actions were in the best interests of the fund or at least were not opposed to the best interests of the fund, had reasonable cause to believe their actions were unlawful in the case of a criminal proceeding, or were liable to the fund or its shareholders arising by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Your fund, at its expense, provides liability insurance for the benefit of its Trustees and officers.

Officers and other information. All of the officers of your fund are employees of Putnam Management or its affiliates or serve on the staff of the Office of the Trustees. The officers of your fund are as follows:

22

Name, Address[1], Year of Birth,	Length of Service with	Principal Occupation(s) During Past 5 Years and
Position(s) Held with Fund	the Putnam Funds[2]	Position(s) with Fund’s Investment Adviser and
Distributor[3]
Robert L. Reynolds (Born 1952)	Since 2008	President and Chief Executive Officer of Putnam
President and Chief Executive		Investments (2008 – Present) and Chairman of
Officer		Great-West Lifeco U.S. Inc., a holding company
that owns Putnam Investments and Great-West
Financial (2019 – Present). From 2014 to 2019,
President and Chief Executive Officer of Great-
West Financial, a financial services company that
provides retirement savings plans, life insurance,
and annuity and executive benefits products, and of
Great-West Lifeco U.S. Inc. Member of Putnam
Investments’ and Great-West Financial’s Board of
Directors.
Jonathan S. Horwitz[4] (Born 1955)	Since 2004	Executive Vice President, Principal Executive
Executive Vice President, Principal		Officer, and Compliance Liaison, The Putnam
Executive Officer, and Compliance		Funds
Liaison

Robert T. Burns (Born 1961)	Since 2011	General Counsel, Putnam Investments, Putnam
Vice President and Chief Legal		Management and Putnam Retail Management.
Officer

James F. Clark[3] (Born 1974)	Since 2016	Chief Compliance Officer (2016 – present) and
Vice President and Chief Compliance		Chief Risk Officer (2020 – present), Putnam
Officer		Investments. Chief Compliance Officer, Putnam
Management (2016 – Present).
Associate General Counsel, Putnam Investments,
Putnam Management and Putnam Retail
Management (2003-2015).

Michael J. Higgins[4] (Born 1976)	Since 2010	Vice President, Treasurer, and Clerk, The Putnam
Vice President, Treasurer, and Clerk		Funds

Richard T. Kircher (Born 1962)	Since 2019	Assistant Director, Operational Compliance,
Vice President and BSA Compliance		Putnam Investments and Putnam Retail
Officer		Management (2015 – Present). Sr. Manager,
Operational Compliance, Putnam Investments and
Putnam Retail Management (2004-2015).
Janet C. Smith (Born 1965)	Since 2007	Head of Fund Administration Services, Putnam
Vice President, Principal Financial		Investments and Putnam Management.
Officer, Principal Accounting
Officer, and Assistant Treasurer

Susan G. Malloy (Born 1957)	Since 2007	Head of Accounting, Middle Office, and Control
Vice President and Assistant		Services, Putnam Investments, and Putnam
Treasurer		Management.

Mark C. Trenchard (Born 1962)	Since 2002	Director of Operational Compliance, Putnam
Vice President		Investments and Putnam Retail Management

23

Nancy E. Florek[4] (Born 1957)	Since 2000	Vice President, Director of Proxy Voting and
Vice President, Director of Proxy		Corporate Governance, Assistant Clerk, and
Voting and Corporate Governance,		Assistant Treasurer, The Putnam Funds.
Assistant Clerk, and Assistant
Treasurer

Denere P. Poulack[4] (Born 1968)	Since 2004	Assistant Vice President, Assistant Clerk, and
Assistant Vice President, Assistant		Assistant Treasurer, The Putnam Funds.
Clerk, and Assistant Treasurer

1 The address of each Officer is 100 Federal Street, Boston, MA 02110.

2 Each officer serves for an indefinite term, until his or her resignation, retirement, death or removal.

3 Prior positions and/or officer appointments with the fund or the fund’s investment adviser and distributor have been omitted.

4 Officers of the fund indicated are members of the Trustees’ independent administrative staff. Compensation for these individuals is fixed by the Trustees and reimbursed to Putnam Management by the funds.

24

Appendix A

Form of Putnam Global Equity Fund
Management Contract
(double underlined language will be added and
~~strikethrough~~ language will be deleted)

This Management Contract is dated as of ~~January 25, 2019~~ [ April 1, 2021 ] between PUTNAM FOCUSED INTERNATIONAL EQUITY FUND ~~PUTNAM GLOBAL EQUITY FUND~~ , a Massachusetts business trust (the “Fund”), and PUTNAM INVESTMENT MANAGEMENT, LLC, a Delaware limited liability company (the “Manager”).

In consideration of the mutual covenants herein contained, it is agreed as follows:

1. SERVICES TO BE RENDERED BY MANAGER TO FUND.

(a) The Manager, at its expense, will furnish continuously an investment program for the Fund or, in the case of a Fund that has divided its shares into two or more series under Section 18(f)(2) of the Investment Company Act of 1940, as amended (the “1940 Act”), each series of the Fund identified from time to time on Schedule A to this Contract (each reference in this Contract to “a Fund” or to “the Fund” is also deemed to be a reference to any existing series of the Fund, as appropriate in the particular context), will determine what investments will be purchased, held, sold or exchanged by the Fund and what portion, if any, of the assets of the Fund will be held uninvested and will, on behalf of the Fund, make changes in such investments. Subject always to the control of the Trustees of the Fund and except for the functions carried out by the officers and personnel referred to in Section 1(d), the Manager will also manage, supervise and conduct the other affairs and business of the Fund and matters incidental thereto. In the performance of its duties, the Manager will comply with the provisions of the Agreement and Declaration of Trust and By-Laws of the Fund and the stated investment objectives, policies and restrictions of the Fund, will use its best efforts to safeguard and promote the welfare of the Fund and to comply with other policies which the Trustees may from time to time determine and will exercise the same care and diligence expected of the Trustees.

(b) The Manager, at its expense, except as such expense is paid by the Fund as provided in Section 1(d), will furnish (1) all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties faithfully; (2) suitable office space for the Fund; and (3) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the affairs of the Fund, including determination of the net asset value of the Fund, but excluding shareholder accounting services. Except as otherwise provided in Section 1(d), the Manager will pay the compensation, if any, of the officers of the Fund.

(c) The Manager, at its expense, will place all orders for the purchase and sale of portfolio investments for the Fund’s account with brokers or dealers selected by the Manager. In the selection of such brokers or dealers and the placing of such orders, the Manager will use its

A-1

best efforts to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain for the Fund the most favorable price and execution available, the Manager, bearing in mind the Fund’s best interests at all times, will consider all factors it deems relevant, including by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker or dealer involved and the quality of service rendered by the broker or dealer in other transactions. Subject to such policies as the Trustees of the Fund may determine, the Manager will not be deemed to have acted unlawfully or to have breached any duty created by this Contract or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides brokerage and research services to the Manager an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Manager’s overall responsibilities with respect to the Fund and to other clients of the Manager as to which the Manager exercises investment discretion. The Manager agrees that in connection with purchases or sales of portfolio investments for the Fund’s account, neither the Manager nor any officer, director, employee or agent of the Manager shall act as a principal or receive any commission other than as provided in Section 3.

(d) The Fund will pay or reimburse the Manager for the compensation in whole or in part of such officers of the Fund and persons assisting them as may be determined from time to time by the Trustees of the Fund. The Fund will also pay or reimburse the Manager for all or part of the cost of suitable office space, utilities, support services and equipment attributable to such officers and persons as may be determined in each case by the Trustees of the Fund. The Fund will pay the fees, if any, of the Trustees of the Fund.

(e) The Manager will not be obligated to pay any expenses of or for the Fund not expressly assumed by the Manager pursuant to this Section 1 other than as provided in Section 3.

(f) Subject to the prior approval of a majority of the Trustees, including a majority of the Trustees who are not “interested persons” and, to the extent required by the 1940 Act and the rules and regulations under the 1940 Act, subject to any applicable guidance or interpretation of the Securities and Exchange Commission or its staff, by the shareholders of the Fund, the Manager may, from time to time, delegate to a sub-adviser or sub-administrator any of the Manager’s duties under this Contract, including the management of all or a portion of the assets being managed. In all instances, however, the Manager must oversee the provision of delegated services, the Manager must bear the separate costs of employing any sub-adviser or sub-administrator, and no delegation will relieve the Manager of any of its obligations under this Contract.

A-2

2. OTHER AGREEMENTS, ETC.

It is understood that any of the shareholders, Trustees, officers and employees of the Fund may be a shareholder, director, officer or employee of, or be otherwise interested in, the Manager, and in any person controlled by or under common control with the Manager, and that the Manager and any person controlled by or under common control with the Manager may have an interest in the Fund. It is also understood that the Manager and any person controlled by or under common control with the Manager may have advisory, management, service or other contracts with other organizations and persons and may have other interests and business.

3. COMPENSATION TO BE PAID BY THE FUND TO THE MANAGER.

The Fund will pay to the Manager as compensation for the Manager’s services rendered, for the facilities furnished and for the expenses borne by the Manager pursuant to paragraphs (a), (b), and (c) of Section 1, a Base Fee, computed and paid monthly on the Average Net Assets of the Fund at the annual rates set forth on Schedule B attached to this Contract, as from time to time amended, subject to adjustment as set forth on Schedule C attached to this Contract, as from time to time amended. The Fund’s “Average Net Assets” means the average of all of the determinations of the Fund’s net asset value at the close of business on each business day during each period for which such computation is made. The Base Fee, as adjusted, is payable for each month within 15 days after the close of the month.

The fees payable by the Fund to the Manager pursuant to this Section 3 will be reduced by any commissions, fees, brokerage or similar payments received by the Manager or any affiliated person of the Manager in connection with the purchase and sale of portfolio investments of the Fund, less any direct expenses approved by the Trustees incurred by the Manager or any affiliated person of the Manager in connection with obtaining such payments.

In the event that expenses of the Fund for any fiscal year exceed the expense limitation on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the Fund are qualified for offer or sale, the compensation due the Manager for such fiscal year will be reduced by the amount of excess by a reduction or refund thereof. In the event that the expenses of the Fund exceed any expense limitation which the Manager may, by written notice to the Fund, voluntarily declare to be effective subject to such terms and conditions as the Manager may prescribe in such notice, the compensation due the Manager will be reduced, and if necessary, the Manager will assume expenses of the Fund, to the extent required by the terms and conditions of such expense limitation.

If the Manager serves for less than the whole of a month, the foregoing compensation will be prorated.

A-3

4. ASSIGNMENT TERMINATES THIS CONTRACT; AMENDMENTS OF THIS CONTRACT.

This Contract will automatically terminate, without the payment of any penalty, in the event of its assignment, provided that no delegation of responsibilities by the Manager pursuant to Section 1(f) will be deemed to constitute an assignment. No provision of this Contract may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No amendment of this Contract is effective until approved in a manner consistent with the 1940 Act, the rules and regulations under the 1940 Act and any applicable guidance or interpretation of the Securities and Exchange Commission or its staff.

5. EFFECTIVE PERIOD AND TERMINATION OF THIS CONTRACT.

This Contract is effective upon its execution and will remain in full force and effect as to a Fund continuously thereafter (unless terminated automatically as set forth in Section 4 or terminated in accordance with the following paragraph) through [ June 30, 2022 ] ~~June 30, 2014~~ , and will continue in effect from year to year thereafter so long as its continuance is approved at least annually by (i) the Trustees, or the shareholders by the affirmative vote of a majority of the outstanding shares of the respective Fund, and (ii) a majority of the Trustees who are not interested persons of the Fund or of the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval.

Either party hereto may at any time terminate this Contract as to a Fund by not less than 60 days’ written notice delivered or mailed by registered mail, postage prepaid, to the other party. Action with respect to a Fund may be taken either (i) by vote of a majority of the Trustees or (ii) by the affirmative vote of a majority of the outstanding shares of the respective Fund.

Termination of this Contract pursuant to this Section 5 will be without the payment of any penalty.

6. CERTAIN DEFINITIONS.

For the purposes of this Contract, the “affirmative vote of a majority of the outstanding shares” of a Fund means the affirmative vote, at a duly called and held meeting of shareholders of the respective Fund, (a) of the holders of 67% or more of the shares of the Fund present (in person or by proxy) and entitled to vote at the meeting, if the holders of more than 50% of the outstanding shares of the Fund entitled to vote at the meeting are present in person or by proxy or (b) of the holders of more than 50% of the outstanding shares of the Fund entitled to vote at the meeting, whichever is less.

For the purposes of this Contract, the terms “affiliated person,” “control,” “interested person” and “assignment” have their respective meanings defined in the 1940 Act, subject, however, to the rules and regulations under the 1940 Act and any applicable guidance or interpretation of the Securities and Exchange Commission or its staff; the term “approve at least annually”

A-4

will be construed in a manner consistent with the 1940 Act and the rules and regulations under the 1940 Act and any applicable guidance or interpretation of the Securities and Exchange Commission or its staff; and the term “brokerage and research services” has the meaning given in the Securities Exchange Act of 1934 and the rules and regulations under the Securities Exchange Act of 1934 and under any applicable guidance or interpretation of the Securities and Exchange Commission or its staff.

7. NON-LIABILITY OF MANAGER.

In the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or reckless disregard of its obligations and duties hereunder, the Manager shall not be subject to any liability to the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder.

8. LIMITATION OF LIABILITY OF THE TRUSTEES, OFFICERS, AND SHAREHOLDERS.

A copy of the Agreement and Declaration of Trust of the Fund is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Fund as Trustees and not individually and that the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the respective Fund.

[The remainder of this page intentionally left blank.]

A-5

IN WITNESS WHEREOF, PUTNAM GLOBAL EQUITY FUND and PUTNAM INVESTMENT MANAGEMENT, LLC have each caused this instrument to be signed on its behalf by its President or a Vice President thereunto duly authorized, all as of the day and year first above written.

PUTNAM FOCUSED INTERNATIONAL EQUITY FUND ~~PUTNAM GLOBAL~~
~~EQUITY FUND~~

By:	________________________________
Jonathan S. Horwitz
Executive Vice President, Principal Executive
Officer, and Compliance Liaison

PUTNAM INVESTMENT MANAGEMENT, LLC

By:	________________________________
Robert T. Burns James P. Pappas
Vice President and Chief Legal Officer ~~Director of Trustee Relations and~~
~~Authorized Person~~

A-6

Schedule A

Not applicable.

A-7

Schedule B

Base Fee:
0.850% of the first $5 billion of Total Open-End Mutual Fund Average Net Assets;
0.800% of the next $5 billion of Total Open-End Mutual Fund Average Net Assets;
0.750% of the next $10 billion of Total Open-End Mutual Fund Average Net Assets;
0.700% of the next $10 billion of Total Open-End Mutual Fund Average Net Assets;
0.650% of the next $50 billion of Total Open-End Mutual Fund Average Net Assets;
0.630% of the next $50 billion of Total Open-End Mutual Fund Average Net Assets;
0.620% of the next $100 billion of Total Open-End Mutual Fund Average Net Assets;
0.615% of any excess thereafter.

Benchmark: Morgan Stanley Capital International (MSCI) World Index (Net Dividends) (up to and including [March 31, 2021] or, if later, the last day of the calendar month during which shareholder approval of this Management Contract was received)

Replacement Benchmark: Morgan Stanley Capital International (MSCI) ACWI - Ex US (Net Dividends) (effective on [April 1, 2021] or, if later, the first day of the calendar month following shareholder approval of this Management Contract) Maximum Performance Adjustment Rate: 0.15% Minimum Performance Adjustment Rate: -0.15%

“Total Open-End Mutual Fund Average Net Assets” means the average of all of the determinations of the aggregate net assets of all open-end funds sponsored by Putnam Management (excluding the net assets of such funds investing in, or invested in by, other such funds, such as Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund, to the extent necessary to avoid "double-counting" of such net assets) at the close of business on each business day during each month while the Management Contract is in effect.

A-8

Schedule C

The Fund’s Base Fee computed in accordance with Schedule B will be adjusted, on a monthly basis, upward or downward, as the case may be, by an amount computed by applying the Performance Adjustment Rate to the Average Net Assets of the Fund for the Performance Period and dividing the result by twelve.

Performance Period. The Performance Period is equal to the thirty - six month period ending at ~~shorter of (i) the period from January 1, 2010 to~~ the end of the month for which the fee adjustment is being computed ~~or (ii) the thirty - six month period then ended.~~

Performance Adjustment Rate. The Performance Adjustment Rate is equal to the product of 0.03 multiplied by the difference, positive or negative, obtained by subtracting (i) the Investment Record of the Benchmark for the Performance Period from (ii) the Investment Performance of the Measuring Class for the Performance Period; provided that the Performance Adjustment Rate for the Fund may not exceed the Maximum Performance Adjustment Rate set forth on Schedule B or be less than the Minimum Performance Adjustment Rate set forth on Schedule B.

Investment Performance and Investment Record. These terms are used as defined in Rule 205-1 under the Investment Advisers Act of 1940, as amended, and shall each be computed on an annualized basis for any Performance Period greater than one year.

Benchmark. The Fund’s initial Benchmark is set forth in Schedule B. If the Trustees determine that another appropriate index of securities prices should be substituted as the Benchmark, the Trustees may determine, with the consent of the Manager, to use such other appropriate index of securities prices for purposes of this Schedule C (the “Replacement Benchmark”) without shareholder approval, unless shareholder approval of the change is otherwise required by applicable law. Any Replacement Benchmark will be applied prospectively to determine the amount of the Performance Adjustment. The Benchmark will continue to be used to determine the amount of the Performance Adjustment for that part of the Performance Period prior to the effective date of the Replacement Benchmark. The Fund’s initial Replacement Benchmark is set forth in Schedule B, together with its effective date of incorporation into the calculation of any adjustment to the Fund’s Base Fee. Any further Replacement Benchmark, and its effective date of incorporation into the calculation of any adjustment to the Fund’s Base Fee, will also be identified on Schedule B.

Measuring Class. The “Measuring Class” of shares of the Fund initially is Class A shares of the Fund. If the Trustees determine that a different class of shares of the Fund is the most appropriate for use in calculating the Performance Adjustment, the Trustees may change, with the consent of the Manager, the class of shares used as the Measuring Class without shareholder approval, unless shareholder approval of such change is otherwise required by applicable law. If a different class of shares (“Replacement Measuring Class”) is substituted

A-9

in calculating the Performance Adjustment, the use of that Replacement Measuring Class of shares for purposes of calculating the Performance Adjustment may apply to the entire Performance Period so long as the Replacement Measuring Class was outstanding at the beginning of such period. If the Replacement Measuring Class of shares was not outstanding for all or a portion of the Performance Period, it may only be used in calculating that portion of the Performance Adjustment attributable to the period during which the Replacement Measuring Class was outstanding and any previous portion of the Performance Period will be calculated using the Measuring Class.

Notwithstanding any other provisions in this Schedule C, the computation of the Performance Adjustment Rate, the Investment Performance of the Measuring Class and the Investment Record of the Benchmark will be made in accordance with the Investment Advisers Act of 1940, as amended, and any applicable rules thereunder.

A-10

Appendix B

Current and Pro Forma Information about the Fund’s Total Annual Fund Operating
Expenses

All mutual funds pay ongoing fees for investment management and other services. These charges are known as the total annual fund operating expenses.

The table and example below provide information about (i) the actual annual operating expenses that the fund incurred during its fiscal year ended October 31, 2020 and (ii) the pro forma annual operating expenses that the fund would have incurred during its fiscal year ended October 31, 2020 had the fund’s proposed new management contract gone into effect on November 1, 2019, the first day of the fund’s fiscal year. The pro forma calculations reflect performance adjustments to management fees based on the performance of the MSCI World Index (ND) for the first 24 months and the performance of the MSCI ACWI ex USA Index (ND) for the remaining 12 months of the thirty-six month period.

Annual fund operating expenses (actual and pro forma)
(expenses you pay each year as a percentage of the value of your investment)

		Distribution		Total annual
	Management	and service	Other	fund operating
Share class	fees	(12b-1) fees	expenses	expenses

Class A (Actual Expenses Under
Current Management Contract)	0.64%	0.25%	0.24%	1.13%

Class A (Pro Forma Expenses
Based on Proposed Contract)	0.70%	0.25%	0.24%	1.19%

Class B (Actual Expenses Under
Current Management Contract)	0.64%	1.00%	0.24%	1.88%

Class B (Pro Forma Expenses
Based on Proposed Contract)	0.70%	1.00%	0.24%	1.94%

Class C (Actual Expenses Under
Current Management Contract)	0.64%	1.00%	0.24%	1.88%

Class C (Pro Forma Expenses
Based on Proposed Contract)	0.70%	1.00%	0.24%	1.94%

Class R (Actual Expenses Under
Current Management Contract)	0.64%	0.50%	0.24%	1.38%

Class R (Pro Forma Expenses
Based on Proposed Contract)	0.70%	0.50%	0.24%	1.44%

Class R6 (Actual Expenses Under
Current Management Contract)	0.64%	0.00%	0.10%	0.74%

B-1

Class R6 (Pro Forma Expenses
Based on Proposed Contract)	0.70%	0.00%	0.10%	0.80%

Class Y (Actual Expenses Under
Current Management Contract)	0.64%	0.00%	0.24%	0.88%

Class Y (Pro Forma Expenses
Based on Proposed Contract)	0.70%	0.00%	0.24%	0.94%

How do these fees and expenses look in dollar terms?

Example (actual and pro forma)

The following hypothetical example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. It assumes that you invest $10,000 in the fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year and that the fund’s operating expenses remain the same. Your actual costs may be higher or lower.

				10
Share class	1 year	3 years	5 years	years
Class A
(Actual Expenses Under Current Management Contract)	$684	$913	$1,161	$1,871
Class A
(Pro Forma Expenses Based on Proposed Contract)	$689	$931	$1,192	$1,935
Class B
(Actual Expenses Under Current Management Contract)	$691	$891	$1,216	$2,005
Class B
(Pro Forma Expenses Based on Proposed Contract)	$697	$909	$1,247	$2,070
Class B (no redemption)
(Actual Expenses Under Current Management Contract)	$191	$591	$1,016	$2,005
Class B (no redemption)
(Pro Forma Expenses Based on Proposed Contract)	$197	$609	$1,047	$2,070
Class C
(Actual Expenses Under Current Management Contract)	$291	$591	$1,016	$2,201
Class C
(Pro Forma Expenses Based on Proposed Contract)	$297	$609	$1,047	$2,264
Class C (no redemption)
(Actual Expenses Under Current Management Contract)	$191	$591	$1,016	$2,201
Class C (no redemption)
(Pro Forma Expenses Based on Proposed Contract)	$197	$609	$1,047	$2,264
Class R
(Actual Expenses Under Current Management Contract)	$140	$437	$755	$1,657
Class R
(Pro Forma Expenses Based on Proposed Contract)	$147	$456	$787	$1,724
Class R6
(Actual Expenses Under Current Management	$76	$237	$411	$918
Class R6
(Pro Forma Expenses Based on Proposed Contract)	$82	$255	$444	$990
Class Y
(Actual Expenses Under Current Management Contract)	$90	$281	$488	$1,084

B-2

Class Y
(Pro Forma Expenses Based on Proposed Contract)	$96	$300	$520	$1,155

The table and example below provide information about (i) the actual annual operating expenses that the fund incurred during its fiscal year ended October 31, 2020 and (ii) the pro forma annual operating expenses that the fund would have incurred during its fiscal year ended October 31, 2020 had the fund’s proposed new management contract gone into effect on November 1, 2017, the first day of the thirty-six-month performance period ending October 31, 2020. The pro forma calculations reflect performance adjustments to management fees based on the performance of the MSCI ACWI ex USA Index (ND) for the full thirty-six-month performance period.

Annual fund operating expenses (actual and pro forma)
(expenses you pay each year as a percentage of the value of your investment)

		Distribution		Total annual
	Management	and service	Other	fund operating
Share class	fees	(12b-1) fees	expenses	expenses
Class A (Actual Expenses Under
Current Management Contract)	0.64%	0.25%	0.24%	1.13%
Class A (Pro Forma Expenses
Based on Proposed Contract)	0.78%	0.25%	0.24%	1.27%
Class B (Actual Expenses Under
Current Management Contract)	0.64%	1.00%	0.24%	1.88%
Class B (Pro Forma Expenses
Based on Proposed Contract)	0.78%	1.00%	0.24%	2.02%
Class C (Actual Expenses Under
Current Management Contract)	0.64%	1.00%	0.24%	1.88%
Class C (Pro Forma Expenses
Based on Proposed Contract)	0.78%	1.00%	0.24%	2.02%
Class R (Actual Expenses Under
Current Management Contract)	0.64%	0.50%	0.24%	1.38%
Class R (Pro Forma Expenses
Based on Proposed Contract)	0.78%	0.50%	0.24%	1.52%
Class R6 (Actual Expenses
Under
Current Management Contract)	0.64%	0.00%	0.10%	0.74%
Class R6 (Pro Forma Expenses
Based on Proposed Contract)	0.78%	0.00%	0.10%	0.88%
Class Y (Actual Expenses Under
Current Management Contract)	0.64%	0.00%	0.24%	0.88%
Class Y (Pro Forma Expenses
Based on Proposed Contract)	0.78%	0.00%	0.24%	1.02%

B-3

How do these fees and expenses look in dollar terms?

Example

The following hypothetical example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. It assumes that you invest $10,000 in the fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year and that the fund’s operating expenses remain the same. Your actual costs may be higher or lower.

				10
Share class	1 year	3 years	5 years	years
Class A
(Actual Expenses Under Current Management Contract)	$684	$913	$1,161	$1,871
Class A
(Pro Forma Expenses Based on Proposed Contract)	$697	$955	$1,232	$2,021
Class B
(Actual Expenses Under Current Management Contract)	$691	$891	$1,216	$2,005
Class B
(Pro Forma Expenses Based on Proposed Contract)	$705	$934	$1,288	$2,155
Class B (no redemption)
(Actual Expenses Under Current Management Contract)	$191	$591	$1,016	$2,005
Class B (no redemption)
(Pro Forma Expenses Based on Proposed Contract)	$205	$634	$1,088	$2,155
Class C
(Actual Expenses Under Current Management Contract)	$291	$591	$1,016	$2,201
Class C
(Pro Forma Expenses Based on Proposed Contract)	$305	$634	$1,088	$2,348
Class C (no redemption)
(Actual Expenses Under Current Management Contract)	$191	$591	$1,016	$2,201
Class C (no redemption)
(Pro Forma Expenses Based on Proposed Contract)	$205	$634	$1,088	$2,348
Class R
(Actual Expenses Under Current Management Contract)	$140	$437	$755	$1,657
Class R
(Pro Forma Expenses Based on Proposed Contract)	$155	$480	$829	$1,813
Class R6
(Actual Expenses Under Current Management	$76	$237	$411	$918
Class R6
(Pro Forma Expenses Based on Proposed Contract)	$90	$281	$488	$1,084
Class Y
(Actual Expenses Under Current Management Contract)	$90	$281	$488	$1,084
Class Y
(Pro Forma Expenses Based on Proposed Contract)	$104	$325	$563	$1,248

The purpose of these tables and examples are to assist investors in understanding the various costs and expenses of investing in shares of the fund. As described elsewhere in this proxy statement, the proposed change in the fund’s performance index from the MSCI World Index (ND) to the MSCI ACWI ex USA Index (ND) would be implemented in connection with the Repositioning, pursuant to which the fund’s investment strategies will change. The pro

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forma management fees under the proposed new management contract shown in the table below reflect the fund’s performance under its existing investment strategies relative to that of the MSCI ACWI ex USA Index (ND) and, therefore, are not necessarily representative of the management fees a shareholder would have borne or will bear under the investment strategies the fund will pursue following the Repositioning. Because the change in performance index will be implemented prospectively and in connection with the Repositioning, the future impact on management fees will depend on the fund’s future performance relative to the proposed performance index. The tables and examples above should not be considered as a representation of past or future expenses of the fund. Actual expenses may vary from year to year and may be higher or lower than those shown above.

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Appendix C

Previous Trustee approval of management contract for the fund in June 2020

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, The Putnam Advisory Company (“PAC”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel considered any possible changes to the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and, as applicable, identified those changes to Putnam Management. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2020, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2020, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2020 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2020. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not attempted to evaluate PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

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The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with certain exceptions primarily involving newly launched or repositioned funds, the current fee arrangements under the vast majority of the funds’ management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (Two funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances – for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry – that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee schedule for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees

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concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

Your fund’s management contract provides that its management fees will be adjusted up or down depending upon whether your fund’s performance is better or worse than the performance of an appropriate index of securities prices specified in the management contract. In the course of reviewing investment performance, the Trustees examined the operation of your fund’s performance fees and concluded that these fees were operating effectively to align further Putnam Management’s economic interests with those of the fund’s shareholders. In addition, the Trustees previously approved, at their meeting on January 25, 2019, an amended and restated management contract in connection with the proposed mergers (which subsequently closed on June 17, 2019) of Putnam Global Utilities Fund, Putnam Global Consumer Fund, Putnam Global Financials Fund, and Putnam Global Sector Fund, other mutual funds managed by Putnam Management, with and into your fund. The amended and restated management contract provided that, effective upon the closing of the mergers, the performance adjustment calculation for your fund would take into account the net assets of the acquired funds in the proposed mergers for periods before the consummation of the mergers, except that if the use of combined assets would result in a higher management fee, only the assets of your fund would be used.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management and the funds’ investor servicing agent, Putnam Investor Services, Inc. (“PSERV”), have implemented expense limitations that were in effect during your fund’s fiscal year ending in 2019. These expense limitations were: (i) a contractual expense limitation applicable to specified open-end funds, including your fund, of 25 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” ( i.e. , all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2019. Putnam Management and PSERV have agreed to maintain these expense limitations until at least February 28, 2022. The support of Putnam Management and PSERV for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fees), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the second quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management

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fee schedule) and in the first quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2019. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2019 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of the revenues, expenses and profitability of Putnam Management and its affiliates, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding services provided and fees charged by Putnam Management and its affiliates to other clients, including defined benefit pension and profit-sharing plans, sub-advised mutual funds, private funds sponsored by affiliates of Putnam Management, and model-only separately managed accounts. This information included, in cases where a product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these clients as compared to the services provided to the Putnam funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate marketplaces. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for other clients, and the Trustees also considered the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of Putnam Management’s investment process and performance by the work of the investment

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oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with individual portfolio managers and with senior management of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that, in the aggregate, 2019 was a strong year of performance for The Putnam Funds, with the Putnam funds, on an asset-weighted basis, ranking in the top quartile of their Lipper Inc. (“Lipper”) peers for the year ended December 31, 2019. For those funds that are evaluated based on their total returns versus selected investment benchmarks, the Trustees observed that the funds, on an asset-weighted-basis, delivered a gross return that was 2.3% ahead of their benchmarks in 2019. In addition to the performance of the individual Putnam funds, the Trustees considered, as they had in prior years, the performance of The Putnam Fund complex versus competitor fund complexes. In this regard, the Trustees observed that The Putnam Funds’ relative performance, as reported in the Barron’s/Lipper Fund Families survey, was exceptionally strong over both the short and long term, with The Putnam Funds ranking as the 8th best performing mutual fund complex out of 55 complexes for the one-year period ended December 31, 2019 and the 8th best performing mutual fund complex out of 45 complexes for the ten-year period, with 2019 marking the third consecutive year that The Putnam Funds have ranked in the top ten fund complexes for the ten-year period. The Trustees also noted that The Putnam Funds ranked 26th out of 52 complexes for the five-year period ended December 31, 2019. In addition to the Barron’s/Lipper Fund Families Survey, the Trustees also considered the funds’ ratings assigned by Morningstar Inc., noting that 22 of the funds were four- or five-star rated at the end of 2019 and that this included five funds that had achieved a five-star rating. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2019 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds, including the effectiveness of any efforts Putnam Management has undertaken to address underperformance and whether additional actions to address areas of underperformance are warranted.

For purposes of the Trustees’ evaluation of the Putnam funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper Global Multi-Cap Growth Funds) for the one-year, three-year and five-year periods ended December 31, 2019

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(the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	Three-year period	Five-year period
4th	3rd	4th

Over the one-year, three-year and five-year periods ended December 31, 2019, there were 202, 157 and 132 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees expressed concern about your fund’s fourth quartile performance over the one-year and five-year periods ended December 31, 2019. The Trustees considered Putnam Management’s continued efforts to support fund performance through changes in the portfolio management team in 2019 and through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management had made selective hires and internal promotions in 2019 to strengthen its investment team.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance concerns that may arise from time to time. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on Putnam Management’s willingness to take appropriate measures to address fund performance issues and Putnam Management’s responsiveness to Trustee concerns about investment performance, the Trustees concluded that it continued to be advisable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund, with all the attendant risks and disruptions, would not likely provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. The Trustees noted that, in 2019, they had approved the elimination of a fund expense recapture

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program, whereby a portion of available soft dollars were used to pay fund expenses, and that the amount of commissions allocated to that program were instead used to increase, by a corresponding amount, the budget allocated for execution services. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. In addition, with the assistance of their Brokerage Committee, the Trustees indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with PSERV and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the services provided were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

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Appendix D

Other Similar Funds Advised by Putnam Management

The following table contains certain information regarding funds for which Putnam Management provides investment advisory services and that may have similar investment goals and policies to your fund.

Fund	Net Assets	Current Management Fee	Amount of	Has	Current
	as of	Schedule	Management	compensation	Investment
	12/31/19 ($)		Fee Paid in the	been waived,	Goal
	(in millions)		Most Recent	reduced or
			Fiscal Year	otherwise
			(after applicable	agreed to be
			waivers,	reduced
			performance	under any
			adjustments and	applicable
			reimbursements,	contract?
if any) ($)
Putnam VT	$215,902,213	0.850% of the first $5 billion of	0.689%	An expense	Capital
Global		Total Open-End Mutual Fund		limitation	appreciation
Equity Fund		Average Net Assets;		agreement is
		0.800% of the next $5 billion of		in place and in
		Total Open-End Mutual Fund		the most
		Average Net Assets;		recent fiscal
		0.750% of the next $10 billion of		year the fund’s
		Total Open-End Mutual Fund		expenses were
		Average Net Assets;		reduced by
		0.700% of the next $10 billion of		$56,938.
Total Open-End Mutual Fund
Average Net Assets;
0.650% of the next $50 billion of
Total Open-End Mutual Fund
Average Net Assets;
0.630% of the next $50 billion of
Total Open-End Mutual Fund
Average Net Assets;
0.620% of the next $100 billion of
Total Open-End Mutual Fund
Average Net Assets;
0.615% of any excess thereafter.

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Putnam
INVESTMENTS

P.O. 219697
KANSAS CITY, MO 64121-9697

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D27993-S13607

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THE TRUSTEES RECOMMEND A VOTE **FOR** PROPOSALS 1 AND 2.	For	Against	Abstain
1. Approving a change to your fund's sub-classification under the Investment Company Act of 1940 from "diversified" to "non-diversified."	☐	☐	☐
2. Approving a new management contract that will change your fund's performance index.	☐	☐	☐

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Sign your name exactly as it appears on this card. If you own shares jointly, each owner should sign. When signing as executor, administrator, attorney, trustee, guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

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D27994-S13607

PUTNAM GLOBAL EQUITY FUND

By signing on the reverse side, you, as a shareholder of PUTNAM GLOBAL EQUITY FUND, appoints Trustees, Kenneth R. Leibler and George Putnam, III, and each of them separately, with power of substitution to each, to be your proxies. You are empowering them to vote all of your Putnam Global Equity Fund shares on your behalf at the meeting of shareholders. The meeting will take place on Thursday, March 18, 2021 at 11:00 a.m., Eastern Time, and will be conducted solely by means of remote communications. Any shareholder wishing to participate in the meeting by means of remote communications can do so at https://viewproxy.com/PutnamFunds/broadridgevsm (the "Meeting website"). Please visit the Meeting website no later than 11:00 a.m., Eastern Time, on Wednesday, March 17, 2021 to register. Shareholders who register on the Meeting website will receive a password to enter and instructions for voting during the meeting. **Your vote is being solicited on behalf of the Trustees**. When you complete and sign this proxy card, the shares will be voted on your behalf exactly as you have indicated on the reverse side of this card. **If you simply sign this proxy card, and do not vote on the proposals, the shares will be automatically voted as the Trustees recommend**. The proxies are also authorized to vote at their discretion on any other matter that arises at the meeting or any adjournment or postponement of the meeting.

This proxy is solicited on behalf of the Board of Trustees, and the proposals for the Fund (set forth on the reverse side of this proxy card) has been approved by the Board of Trustees and recommended for approval by shareholders.